Mileage Class
Supplement Dated October 15, 2009
To the Statement of Additional Information
Dated March 1, 2009 As Supplemented on June 5, 2009

In the section titled “Trustees and Officers of the Trust,” Mr. Crumpler’s title in the first sentence under Principal Occupation(s) During Past 5 Years is changed to Vice President, Asset Management, American Beacon Advisors, Inc.
In the section titled “Other Service Providers,” Boston Financial Data Services’ address is changed to 330 W.9th Street, Kansas City, Missouri and Ernst & Young LLP’s address is changed to Suite 2000, 2323 Victory Avenue, Dallas, Texas.